COMPARATIVE INCOME STATEMENT		3 Months Ending: 08/31/2003				Year-to-Date Ending: 08/31/2003
		Amounts in Millions		Favorable/Unfavorable		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY		This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales		8,246.4	7,235.3	1,011.1	14.0%	32,505.4	28,681.1	3,824.3	13.3%

Costs and Deductions
	Cost of Sales	6,021.0	5,299.3	-721.7	-13.6%	23,706.2	21,076.1	-2,630.1	-12.5%
	Selling, Occupancy & Admin	1,783.7	1,541.3	-242.4	-15.7%	6,950.9	5,980.8	-970.1	-16.2%

Operating Income		441.7	394.7	47.0	11.9%	1,848.3	1,624.2	224.1	13.8%

	Net Other, Income(Expense)[1][2]	3.5	3.3	0.2	6.1%	40.4	13.1	27.3	208.4%

Earnings Before Taxes		445.2	398.0	47.2	11.9%	1,888.7	1,637.3	251.4	15.4%

	Income Taxes	168.1	150.3	-17.8	-11.8%	713.0	618.1	-94.9	-15.4%

Earnings After Taxes		277.1	247.7	29.4	11.9%	1,175.7	1,019.2	156.5	15.4%

[1]	Income settlements of drug antitrust litigation: 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of
	$0.3, $12.0, and $0.6

Earnings Per Share - Basic		$ 0.27	$ 0.25	$ 0.02	8.0%	$ 1.15	$ 1.00	$ 0.15	15.0%
	Before Drug Litigation	$ 0.27	$ 0.24	$ 0.03	12.5%	$ 1.13	$ 0.99	$ 0.14	14.1%
Earnings Per Share - Diluted		$ 0.27	$ 0.24	$ 0.03	12.5%	$ 1.14	$ 0.99	$ 0.15	15.2%
	Before Drug Litigation	$ 0.27	$ 0.24	$ 0.03	12.5%	$ 1.12	$ 0.98	$ 0.14	14.3%

Dividends Per Share		$ 0.04313	$ 0.03625	$ 0.00688	19.0%	$ 0.15563	$ 0.14500	$ 0.01063	7.3%

Weighted Avg Shares Basic		1,024.9	1,024.5			1,024.9	1,022.6
Weighted Avg Shares Diluted		1,031.7	1,033.7			1,031.6	1,032.3
Return on Avg Shareholder Equity [1][2]		3.9%	4.0%			17.3%	17.7%

Effective Income Tax Rate		37.75%	37.75%			37.75%	37.75%
LIFO Charge/(Credit)		-19.5	-9.9			36.2	55.9

INCOME STATEMENT SUMMARY		1st Qtr Ended: 11/30/2002			2nd Qtr Ended: 02/28/2003			3rd Qtr Ended: 05/31/2003			4th Qtr Ended: 08/31/2003			12 Months Ended: 08/31/2003
		% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY		Chg	2002	2001	Chg	2003	2002	Chg	2003	2002	Chg	2003	2002	Chg	2003	2002

Net Sales		14.1%	100.00	100.00	12.8%	100.00	100.00	12.6%	100.00	100.00	14.0%	100.00	100.00	13.3%	100.00	100.00

Costs and Deductions
	Cost of Sales	12.9%	73.34	74.12	11.8%	72.20	72.84	11.7%	73.22	73.81	13.6%	73.01	73.24	12.5%	72.93	73.49
	Selling, Occupancy & Admin	16.9%	21.95	21.43	16.2%	20.78	20.17	16.2%	21.25	20.59	15.7%	21.63	21.30	16.2%	21.38	20.85
	Sub-Total	13.8%	95.29	95.55	12.7%	92.98	93.01	12.7%	94.47	94.40	14.1%	94.64	94.54	13.3%	94.31	94.34

Earnings Before Other Income		20.8%	4.71	4.45	13.3%	7.02	6.99	11.3%	5.53	5.60	11.9%	5.36	5.46	13.8%	5.69	5.66

	Net Other, Income(Expense)[1][2]	188.1%	0.26	0.10	116.7%	0.03	0.02	689.5%	0.18	0.02	6.1%	0.04	0.04	208.4%	0.12	0.05

Earnings Before Taxes		24.5%	4.97	4.55	13.6%	7.05	7.01	14.4%	5.71	5.62	11.9%	5.40	5.50	15.4%	5.81	5.71

	Effective Income Tax Rate		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%		37.75%	37.75%

Earnings After Taxes		24.6%	3.09	2.83	13.6%	4.39	4.36	14.3%	3.56	3.50	11.9%	3.36	3.42	15.4%	3.62	3.55

[1]	Income settlements of drug antitrust litigation: 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, and $0.6

	CONTINUING OPERATIONS
								PRELIMINARY

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions
99-Q1	4,016.4	15.2	15.2	10.4	9.0	26.76	22.56	4.20	1.1	0.0	0.03	4.23	38.75	104.0	2.59	69.5
99-Q2	4,691.0	14.6	14.6	9.4	7.9	27.68	20.64	7.04	1.0	0.0	0.02	7.06	39.52	200.2	4.27	17.2
99-Q3	4,571.4	-35.3	-35.3	1.0	10.4	-54.57	-54.57	1.00	5.9	0.0	0.13	5.73	39.25	159.3	3.48	26.5
99-Q4	4,560.0	18.7	18.7	13.0	10.7	27.33	21.62	5.71	3.9	0.0	0.09	5.80	39.25	160.6	3.52	5.2

1999	17,838.8	16.5	16.5	11.2	9.8	27.25	21.55	5.69	11.9	0.0	0.07	5.76	39.25	624.1	3.50	22.2

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
00-Q1	4,823.2	20.1	20.1	13.5	11.7	26.38	22.02	4.36	1.1	0.0	0.02	4.38	39.50	127.8	2.65	23.0
00-Q2	5,608.8	19.6	19.6	12.2	10.1	27.51	20.54	6.97	1.1	0.0	0.02	6.99	39.10	238.9	4.26	19.3
00-Q3	5,394.1	18.0	18.0	10.6	7.9	26.90	21.10	5.80	2.1	0.0	0.04	5.84	38.52	193.6	3.59	21.6
00-Q4	5,380.8	18.0	18.0	10.8	7.9	27.40	21.64	5.76	1.4	33.5	0.65	6.41	37.18	216.6	4.03	34.9

2000	21,206.9	18.9	18.9	11.7	9.6	27.07	21.30	5.77	5.7	33.5	0.19	5.96	38.50	776.9	3.66	24.5

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
01-Q1	5,614.2	16.4	16.4	10.8	9.1	26.51	21.92	4.59	0.0	0.0	0.00	4.59	38.51	158.4	2.82	23.9
01-Q2	6,429.0	14.6	14.6	8.7	6.6	27.55	20.44	7.11	0.8	22.1	0.35	7.46	38.12	296.9	4.62	24.3
01-Q3	6,296.2	16.7	16.7	11.3	8.8	26.23	20.74	5.49	0.0	0.0	0.00	5.49	38.23	213.4	3.39	10.2
01-Q4	6,283.6	16.8	16.8	11.2	8.4	26.47	21.09	5.38	1.5	0.0	0.03	5.41	36.17	216.9	3.45	0.1

2001	24,623.0	16.1	16.1	10.5	8.4	26.70	21.02	5.68	2.3	22.1	0.10	5.78	37.75	885.6	3.60	14.0

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
02-Q1	6,559.4	16.8	16.8	10.7	8.7	25.88	21.43	4.45	1.2	5.5	0.10	4.55	37.75	185.9	2.83	17.4
02-Q2	7,488.5	16.5	16.5	10.2	7.8	27.16	20.17	6.99	1.2	0.0	0.02	7.01	37.75	326.6	4.36	10.0
02-Q3	7,397.9	17.5	17.5	11.5	8.7	26.19	20.59	5.60	1.9	0.0	0.02	5.62	37.75	259.0	3.50	21.4
02-Q4	7,235.3	15.1	15.2	9.4	6.5	26.76	21.30	5.46	2.6	0.7	0.04	5.50	37.75	247.7	3.42	14.2

2002	28,681.1	16.5	16.5	10.5	8.1	26.51	20.85	5.66	6.9	6.2	0.05	5.71	37.75	1,019.2	3.55	15.1

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
03-Q1	7,484.9	14.1	14.1	8.6	6.9	26.66	21.95	4.71	2.6	16.7	0.26	4.97	37.75	231.6	3.09	24.6
03-Q2	8,446.1	12.8	12.8	7.7	5.8	27.80	20.78	7.02	2.3	0.3	0.03	7.05	37.75	370.9	4.39	13.6
03-Q3	8,328.0	12.6	12.6	8.2	6.1	26.78	21.25	5.53	3.0	12.0	0.18	5.71	37.75	296.1	3.56	14.3
03-Q4	8,246.4	14.0	14.0	9.9	7.5	26.99	21.63	5.36	2.9	0.6	0.04	5.40	37.75	277.1	3.36	11.9

2003	32,505.4	13.3	13.3	8.6	6.6	27.07	21.38	5.69	10.8	29.6	0.12	5.81	37.75	1,175.7	3.62	15.4

		STORE COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

1998-99	Start of Period	2,549	2,612		2,549		2,667		2,549		2,738		2,549
	Opened	80	80		160		104		264		122		386
	Relocation	-15	-17		-32		-30		-62		-34		-96
	Closed	-2	-8		-10		-3		-13		-5		-18
	End of Period	2,612	2,667		2,667		2,738		2,738		2,821		2,821

1999-00	Start of Period	2,821	2,894		2,821		2,967		2,821		3,051		2,821
	Opened	94	103		197		106		303		159		462
	Relocation	-19	-25		-44		-20		-64		-43		-107
	Closed	-2	-5		-7		-2		-9		-2		-11
	End of Period	2,894	2,967		2,967		3,051		3,051		3,165		3,165

2000-01	Start of Period	3,165	3,260		3,165		3,343		3,165		3,424		3,165
	Opened	126	112		238		105		343		131		474
	Relocation	-30	-26		-56		-19		-75		-30		-105
	Closed	-1	-3		-4		-5		-9		-5		-14
	End of Period	3,260	3,343		3,343		3,424		3,424		3,520		3,520

2001-02	Start of Period	3,520	3,623		3,520		3,678		3,520		3,766		3,520
	Opened	134	76		210		109		319		152		471
	Relocation	-29	-14		-43		-19		-62		-31		-93
	Closed	-2	-7		-9		-2		-11		-4		-15
	End of Period	3,623	3,678		3,678		3,766		3,766		3,883		3,883

2002-03	Start of Period	3,883	3,954		3,883		3,998		3,883		4,050		3,883
	Opened	92	62		154		67		221		209		430
	Relocation	-20	-11		-31		-13		-44		-31		-75
	Closed	-1	-7		-8		-2		-10		-1		-11
	End of Period	3,954	3,998		3,998		4,050		4,050		4,227		4,227

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	1998-99	15.8	14.5	15.5	12.9	13.6	18.0	21.0	15.0	16.9	18.9	17.6	19.7	16.5
	1999-00	19.6	18.5	22.2	22.2	16.7	19.0	15.5	17.7	20.8	17.9	16.5	19.6	18.9
	2000-01	16.1	17.2	15.8	8.9	21.8	15.1	17.3	16.9	16.0	14.8	18.2	17.3	16.1
	2001-02	15.0	19.1	16.2	14.1	17.3	18.6	18.5	16.7	17.4	15.5	16.9	16.5	16.5
	2002-03	17.2	13.3	12.2	13.4	12.7	15.9	10.2	15.2	12.4	14.4	13.7	13.8	13.3

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	1998-99	4,016.4	4,691.0	8,707.4	4,571.4	13,278.8	4,560.0	17,838.8
(In Millions)	1999-00	4,823.2	5,608.8	10,432.0	5,394.1	15,826.1	5,380.8	21,206.9
	2000-01	5,614.2	6,429.0	12,043.2	6,296.2	18,339.4	6,283.6	24,623.0
	2001-02	6,559.4	7,488.5	14,047.9	7,397.9	21,445.8	7,235.3	28,681.1
	2002-03	7,484.9	8,446.1	15,931.0	8,328.0	24,259.0	8,246.4	32,505.4

% of Increase	1998-99	15.2%	14.6%	14.9%	17.6%	15.8%	18.7%	16.5%
	1999-00	20.1%	19.6%	19.8%	18.0%	19.2%	18.0%	18.9%
	2000-01	16.4%	14.6%	15.4%	16.7%	15.9%	16.8%	16.1%
	2001-02	16.8%	16.5%	16.6%	17.5%	16.9%	15.1%	16.5%
	2002-03	14.1%	12.8%	13.4%	12.6%	13.1%	14.0%	13.3%

Net Income [1][2]	1998-99	104.0	200.2	304.2	159.3	463.5	160.6	624.1
(In Millions)	1999-00	127.8	238.9	366.7	193.6	560.3	216.6	776.9
	2000-01	158.4	296.9	455.3	213.4	668.7	216.9	885.6
	2001-02	185.9	326.6	512.5	259.0	771.5	247.7	1,019.2
	2002-03	231.6	370.9	602.5	296.1	898.6	277.1	1,175.7

% of Increase [1][2]	1998-99	69.5%	17.2%	31.0%	26.5%	29.4%	5.2%	22.2%
	1999-00	23.0%	19.3%	20.5%	21.6%	20.9%	34.9%	24.5%
	2000-01	23.9%	24.3%	24.2%	10.2%	19.3%	0.1%	14.0%
	2001-02	17.4%	10.0%	12.6%	21.4%	15.4%	14.2%	15.1%
	2002-03	24.6%	13.6%	17.6%	14.3%	16.5%	11.9%	15.4%

Diluted [1][2]		Earnings Per Share Data Adjusted For Splits
Earnings Per Share	1998-99	$ 0.10	$ 0.20	$ 0.30	$ 0.16	$ 0.46	$ 0.16	$ 0.62
	1999-00	$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.21	$ 0.76
Before Drug Litigation		$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.19	$ 0.74
	2000-01	$ 0.15	$ 0.29	$ 0.44	$ 0.21	$ 0.65	$ 0.21	$ 0.86
Before Drug Litigation		$ 0.15	$ 0.28	$ 0.43	$ 0.21	$ 0.64	$ 0.21	$ 0.85
	2001-02	$ 0.18	$ 0.32	$ 0.50	$ 0.25	$ 0.75	$ 0.24	$ 0.99
Before Drug Litigation		$ 0.18	$ 0.32	$ 0.49	$ 0.25	$ 0.74	$ 0.24	$ 0.98
	2002-03	$ 0.22	$ 0.36	$ 0.58	$ 0.29	$ 0.87	$ 0.27	$ 1.14
Before Drug Litigation		$ 0.21	$ 0.36	$ 0.57	$ 0.28	$ 0.85	$ 0.27	$ 1.12

[1] Income settlements of drug antitrust litigation: 4th Qtr-2000: $33.5; 2nd Qtr-2001: $22.1; 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2] Income settlements of drug two antitrust litigation: 1st Qtr-2003: $16.7; 2nd, 3rd, $ 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, $0.6.

							PRELIMINARY

CONSOLIDATED BALANCE SHEET			August 31					August 31
			2003	2002				2003	2002
Current Assets					Current Liabilities

	Cash & Equivalents		1,017.1	449.9		Short Term Borrowings		0.0	0.0
	Accounts Receivable, Less Allowance		1,017.8	954.8		Trade Accounts Payable		2,077.0	1,836.4
	Inventories		4,202.7	3,645.2		Other Current Liabilities		1,237.7	1,017.9
	Other Current Assets		120.5	116.6		Income Taxes		105.8	100.9
		Total Current Assets	6,358.1	5,166.5			Total Current Liabilities	3,420.5	2,955.2

Non-Current Assets					Non-Current Liabilities

	Property and Equipment		4,940.0	4,591.4		Deferred Income Taxes		228.0	176.5
	Other Non-Current Assets		107.8	120.9		Other Non-Current Liabilities		561.7	516.9
		Total Non-Current Assets	5,047.8	4,712.3			Total Non-Current Liabilities	789.7	693.4

					Total Liabilities			4,210.2	3,648.6

					Shareholder Equity			7,195.7	6,230.2

Total Assets			11,405.9	9,878.8	Total Liabilities & Equity			11,405.9	9,878.8

STATEMENT OF CASH FLOWS			August 31					August 31
			2003	2002				2003	2002
Cash Flows From Operating Activities					Provided/(Used) by Invest & Finance

	Net Income		1,175.7	1,019.2		Property, Plant & Equipment		(795.1)	(934.4)
	Depreciation & Amortization		346.1	307.3		Employee Stock Purchase and Options		(67.2)	111.1
	Inc Tax Savings From Employee Stock Plans		24.4	56.8		Property & Equip Disp and Other		84.5	368.1
	Deferred Income Taxes		58.9	22.9		Cash Dividends		(152.4)	(147.0)
	Other		29.2	(8.6)		Net Proceeds From Corp Owned Life Ins		8.4	14.4
						Changes in Short Term Borrowings		0.0	(440.7)
						Other		(2.5)	(12.3)

Changes in Current Assets & Liabilities:
	Inventory		(557.5)	(162.8)
	Trade Accounts Payable		240.6	289.6
	Accrued Expenses & Liabilities		177.6	75.0
	Income Taxes		4.9	14.3	Provided/(Used) by Invest & Finance			(924.3)	(1,040.8)
	Accounts Receivable		(56.7)	(170.6)
	Insurance Reserve		68.1	37.7		Changes In Cash & Equivalents		567.2	433.0
	Other Current Assets		(19.8)	(7.0)		Beginning Cash & Equivalents		449.9	16.9

Provided/(Used) for Operating Activities			1,491.5	1,473.8	Cash & Equivalents at End of Period			1,017.1	449.9